Income Tax	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Tax	INCOME TAX
Income (loss) before income tax is comprised of the following:

	Year ended December 31, 2024	Year ended December 31, 2023	Year ended December 31, 2022
Income (loss) recorded in the Netherlands	(33)	(32)	(22)
Income (loss) from foreign operations	1,911	4,795	4,508
Income (loss) before income tax benefit (expense)	1,878	4,763	4,486

STMicroelectronics N.V. and its subsidiaries are individually liable for income taxes in their jurisdictions.
Income tax benefit (expense) is comprised of the following:

	Year ended December 31, 2024	Year ended December 31, 2023	Year ended December 31, 2022
The Netherlands taxes - current	—	—	—
Foreign taxes - current	(173)	(528)	(510)
Total current taxes	(173)	(528)	(510)
The Netherlands taxes - deferred	—	—	—
Foreign taxes - deferred	(140)	(13)	(10)
Total deferred taxes	(140)	(13)	(10)
Income tax expense	(313)	(541)	(520)
Effective tax rate	17%	11%	12%

The principal items comprising the differences in income taxes computed at the Netherlands statutory rate of 25.8% in 2024, 25.8% in 2023 and 25.8% in 2022, and the effective income tax rate are the following:

	Year ended December 31, 2024	Year ended December 31, 2023	Year ended December 31, 2022
Income tax benefit (expense) computed at statutory rate	(483)	(1,229)	(1,158)
Non-deductible and non-taxable permanent differences, net	(12)	6	22
Change in valuation allowances	(14)	—	140
Effect of changes in tax laws and similar	—	149	6
Current year tax credits	37	29	30
Other tax and credits	(8)	34	(51)
Benefits from tax holidays	29	45	60
Net impact of changes to uncertain tax positions	(3)	(8)	(12)
Earnings of subsidiaries taxed at different rates	141	433	443
Income tax benefit (expense)	(313)	(541)	(520)

In 2022, the variation on the valuation allowance was related to the assessment of the recoverability of the deferred tax assets.
The variation in the line "Effect of changes in tax laws and similar" in 2023 mainly relates to the recognition of a net deferred tax asset of $52 million related to a tax credit granted for technological activities, as well as the impact of the conclusion in 2023 of tax authority discussions resulting in net deferred tax asset of $81 million for intangibles recognized for tax purposes. These will be amortized over time and result in a future cash tax benefit.
The tax holidays represent a tax exemption period aimed to attract foreign technological investment in certain tax jurisdictions. The effect of the tax benefits, from tax holidays for countries which are profitable, on basic earnings per share was $0.03, $0.05 and $0.07 for the years ended December 31, 2024, 2023 and 2022, respectively. These agreements are present in various countries and include programs that reduce up to and including 100% of taxes in years affected by the agreements. The Company’s tax holidays expire at various dates through the year ending December 31, 2030. In certain countries, tax holidays can be renewed depending on the Company still meeting certain conditions at the date of expiration of the current tax holidays.
Component of the Net Deferred Tax Asset and Liability
Deferred tax assets and liabilities consisted of the following:

	December 31, 2024	December 31, 2023
Tax loss carryforwards, tax credits and other tax attributes	773	886
Less unrecognized tax benefits	(19)	(21)
Tax loss carryforwards, tax credits and other tax attributes, net of unrecognized tax benefits	754	865
Inventory valuation	59	48
Fixed asset depreciation	57	61
Depreciation tax incentives	22	48
Capitalized development costs	—	38
Receivables for government funding	186	152
Tax credits granted on capital investments	234	226
Pension	66	67
Stock awards	16	17
Operating lease liabilities	59	69
Commercial accruals	45	38
Other temporary differences	36	33
Total deferred tax assets	1,534	1,662
Valuation allowances	(699)	(782)
Deferred tax assets, net	835	880
Accelerated fixed asset depreciation	(53)	(40)
Acquired intangible assets	(26)	(24)
Advances of government funding	(237)	(185)
Operating lease right-of-use assets	(59)	(62)
Other temporary differences	(43)	(31)
Total deferred tax liabilities	(418)	(342)
Net deferred income tax asset	417	538

For a particular tax-paying component of the Company and within a particular tax jurisdiction, all deferred tax liabilities and assets are offset and presented as a single amount in the balance sheet. The Company does not offset deferred tax liabilities and assets attributable to different tax-paying components or to different tax jurisdictions. The above table presents the deferred tax assets and liabilities before offset.
The variations in the lines "Tax losses carried forward, tax credits and other tax attributes" and "Valuation allowances” mainly relates to utilization of tax losses in several jurisdictions, expiration of certain tax attributes covered by valuation allowance and the annual reassessment of the future taxable profits against which deferred tax assets are expected to be recovered.
The “Tax credits granted on capital investments” is mainly related to a 2003 agreement granting the Company certain tax credits for capital investments purchased through the year ending December 31, 2006. Any unused tax credits granted under the agreement will be impacted yearly by a legal inflationary index (currently 3.45% per annum). The credits may be utilized depending on the Company meeting certain program criteria and have no expiration date. In addition to this agreement, starting from 2007 the Company continues to receive tax credits on the yearly capital investments, which may be used to offset that year’s tax liabilities and increases by the legal inflationary rate. However, pursuant to the inability to utilize these credits currently and in future years, the Company did not recognize any deferred tax asset on such tax credit. As a result, there is no financial impact to the net deferred tax assets of the Company.
Deferred tax asset expiration
As of December 31, 2024, the Company and its subsidiaries have gross deferred tax assets on tax loss carryforwards, tax credits and other tax attributes that expire starting from end of fiscal year 2025.

December 31,
Year	2024
2025	40
2026	40
2027	40
2028	40
2029	38
Thereafter	575
Total	773
The amount reported on the line “Thereafter” includes a tax credit which will expire in 2030 for $181 million. The majority of the remaining amount has no expiration date.
Deferred Tax expense recognized through Other Comprehensive Income
In 2024, the Company recognized a net deferred tax benefit of $21 million as a component of other comprehensive income (loss) primarily due to the tax effects of the cash flow hedges, compared to a deferred tax expense of $2 million in 2023 and deferred tax expense of $26 million in 2022.
Deferred tax on undistributed Earnings from foreign subsidiaries
The cumulative amount of distributable earnings related to the Company’s investments in foreign subsidiaries and corporate joint ventures was $6,600 million and $7,575 million as of December 31, 2024 and December 31, 2023, respectively. Due to the Company’s legal and tax structure, with the parent company established in the Netherlands, there is no significant tax impact from the distribution of earnings for $6,107 million from investments in foreign subsidiaries and corporate joint ventures. This is because there is no tax impact on dividends paid up to a Dutch holding company by qualifying investments. The amount of distributable earnings becoming taxable upon repatriation amount to $493 million. An amount of $418 million is indefinitely reinvested by the foreign subsidiaries. As of December 31, 2024, a deferred tax liability is recognized for $7.5 million on the amount of earnings expected to be repatriated in a foreseeable future.
Unrecognized Tax Benefits
A reconciliation of 2024, 2023 and 2022 beginning and ending amounts of unrecognized tax benefits is as follows:

	December 31, 2024	December 31, 2023	December 31, 2022
Balance at beginning of year	55	61	118
Additions based on tax positions related to the current year	3	—	4
Additions for tax positions of prior years	5	11	13
Reduction for tax positions of prior years	(1)	—	(69)
Settlements	(3)	(14)	(2)
Reductions due to lapse of statute of limitations	(8)	(4)	—
Currency translation adjustment	(3)	1	(3)
Balance at end of year	48	55	61
In addition, as of December 31, 2024, $19 million of unrecognized tax benefits were classified as a reduction of deferred tax assets (as of December 31, 2023, the amount was $21 million). It is reasonably possible that certain of the uncertain tax positions could increase or decrease within the next 12 months due to ongoing tax audits. The Company is not able to make an estimate of the range of the reasonably possible change impacting the annual effective tax rate.
Additionally, the Company elected to classify accrued interest and penalties related to uncertain tax positions as components of income tax expense in the consolidated statements of income. They were less than $1 million in 2024, less than $1 million in 2023 and less than $1 million in 2022. Accrued interest and penalties amounted to $6 million as of December 31, 2024 and $6 million as of December 31, 2023.
The tax years that remain open for review from the tax authorities in the Company’s major tax jurisdictions are from 1997 to 2024.
Pillar II income taxes
Pillar II legislation has been enacted in certain jurisdictions in which the Company operates (Netherlands, the majority of the European Countries and Switzerland). The legislation is effective for the Company's financial year beginning January 1, 2024. The Company is in the scope of the Pillar II legislation.
The assessment of the 2024 exposure to Pillar II income taxes is based on the most recent tax filings, 2024 draft country-by-country reporting and financial statements for the constituent entities in the Company. Based on the assessment, the Pillar II effective tax rates in most of the jurisdictions are above 15%. However, there is a limited number of jurisdictions where the transitional safe harbour relief does not apply and the Pillar II effective tax rate is slightly below 15%. Therefore, the Company has recorded a tax exposure to Pillar II income taxes of $9 million in those jurisdictions. The Company is continuously monitoring the Pillar II legislation and related guidance which are still evolving and may have an impact on the Company's Pillar II tax charge in future periods.